THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated August 23, 2016,
to
Prospectuses dated May 1, 2016,
 for
Variable Appreciable Life® Insurance Contracts,
PruLife® Custom Premier II Variable Universal Life Contracts,
VUL Protector® Variable Universal Life Contracts,
MPremierSM VUL Contracts, and
M PremierSM VUL Protector® Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

Effective September 12, 2016, the PSF Money Market Portfolio will become the PSF Government Money Market Portfolio.  The investment objective of the portfolio will remain unchanged.  The investment objective is to seek maximum current income consistent with the stability of capital and the maintenance of liquidity. Prudential Investments LLC remains the investment manager. Prudential Fixed Income is now the Sub-Adviser.

On the effective date all references to PSF Money Market Portfolio are hereby deleted and replaced with PSF Government Money Market Portfolio.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP118
PCP2, PCP214, PCP215, VULP14, VULP15, MPVUL, MPVULP, VAL